UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 20, 2006

ZONES, INC.

(Exact name of Registrant as Specified in its Charter)

WASHINGTON	0-28488	91-1431894
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer of
incorporation or organization)		Identification Number)

1102 15th Street SW, Suite 102, Auburn, Washington 98001-6509

(Address of Principal Administrative Offices)

Registrant’s Telephone Number, Including Area Code:  (253) 205-3000

________________________________

Click the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Increase in Buyback Authorization

On February 20, 2006, the Board of Directors approved an amendment to the Company's stock repurchase program.  Under the plan as amended, the Company may repurchase an additional $1.0 million in shares of the Company's common stock, in either open market or private transactions at prevailing market prices, until February 28, 2007.  The exact timing and amount of purchases will depend on market prices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZONES, INC.

Dated: February 22, 2006	/s/ RONALD P. MCFADDEN
By: Ronald P. McFadden Its: Secretary and Chief Financial Officer